Exhibit 10.C
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

Reference is hereby made to the Employment Agreement (the “Original Agreement”) dated as of January 1, 2007 by and between Sunteck Transport Co., Inc., a Florida corporation and Michael P. Williams, an individual residing at 386 6th Street, Atlantic Beach, Florida 32233 (“Mr. Williams”).

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree as follows:

1) Section 4 and Addendum A of the Original Agreement is hereby amended to reduce Mr. Williams’ annual base compensation provided for therein from $195,000 to $175,500 for the period from May 11, 2009 through December 31, 2009.

2) Capitalized terms used but not defined herein shall have the meaning ascribed to it in the Original Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this First Amendment to Employment Agreement as of May 11, 2009.

Sunteck Transport Co., Inc.

By: /s/ Harry Wachtel                                                      /s/ Michael P. Williams
         Harry Wachtel                                                                                                    Michael P. Williams
         President